Exhibit 99.4 UNITED STATES OF AMERICA Before the SECURITIES AND EXCHANGE COMMISSION SECURITIES EXCHANGE ACT OF 1934 Release No. 88257 / February 21, 2020 ADMINISTRATIVE PROCEEDING File No. 3-19704 ORDER INSTITUTING CEASE-AND- In the Matter of DESIST PROCEEDINGS PURSUANT TO SECTION 21C OF THE SECURITIES WELLS FARGO & EXCHANGE ACT OF 1934, MAKING COMPANY, FINDINGS, AND IMPOSING A CEASE- AND-DESIST ORDER Respondent. I. The Securities and Exchange Commission (“Commission”) deems it appropriate that cease- and-desist proceedings be, and hereby are, instituted pursuant to Section 21C of the Securities Exchange Act of 1934 (“Exchange Act”), against Wells Fargo & Company (“Wells Fargo,” the “Company,” or “Respondent”). II. In anticipation of the institution of these proceedings, Respondent has submitted an Offer of Settlement (the “Offer”) which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, Respondent: A. Admits the jurisdiction of the Commission over it and over the matters set forth in the Order Instituting Cease-and-Desist Proceedings, Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (“Order”); B. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission or to which the Commission is a party, consents to the entry of an Order by the Commission containing the following findings set forth below:

III. On the basis of this Order and Respondent’s Offer, the Commission finds1 that: Summary 1. These proceedings arise out of a fraud committed by Wells Fargo from 2012 through 2016, when the Company misled investors regarding the success of the core business strategy of the Community Bank operating segment, its largest business unit. Wells Fargo publicly stated on numerous occasions that its sales strategy was “needs-based.” In other words, Wells Fargo claimed that its strategy was to sell customers the accounts that they needed. Well Fargo published a Community Bank “cross-sell metric” in its Annual Reports, and quarterly and annual filings with the Commission that purported to be the ratio of the number of accounts and products per retail bank household. During investor presentations and analyst conferences, Wells Fargo characterized its cross-selling strategy to investors as a key component of its financial success and routinely discussed its efforts to achieve cross-sell growth. Wells Fargo referred to the Community Bank’s cross-sell metric as proof of its success at executing on this core business strategy. 2. In contrast to the Company’s public statements and disclosures about needs-based selling, the Community Bank implemented a volume-based sales model in which employees were directed, pressured, or caused to sell large volumes of products to existing customers, often with little regard to actual customer need or expected use. The Community Bank’s onerous sales goals and accompanying management pressure led thousands of its employees to engage in: (1) unlawful conduct to attain sales through fraud, identity theft, and the falsification of bank records, and (2) unethical practices to sell products of no or low value to the customer, with the belief of the employee that the customer did not actually need the account and was not going to use the account. Collectively, many of these practices were referred to within Wells Fargo as “gaming.” 3. From 2002 to 2016, Wells Fargo opened millions of accounts or financial products that were unauthorized or fraudulent. During that same time period, Wells Fargo also opened significant numbers of unneeded, unwanted, or otherwise low-value products by employees that were not consistent with Wells Fargo’s purported needs-based selling model. Accounts and financial products opened without customer consent or pursuant to gaming practices were included by the Company in the Community Bank cross-sell metric until such accounts were eventually closed for lack of use. 4. Beginning as early as 2002, when a group of employees was fired from a branch in Fort Collins, Colorado, for sales gaming, the Community Bank senior leadership became aware that employees were engaged in unlawful and unethical sales practices, that gaming conduct was 1 The findings herein are made pursuant to Respondent’s Offer of Settlement and are not binding on any other person or entity in this or any other proceeding. 2 increasing over time, and that these practices were the result of onerous sales goals and management pressure to meet those sales goals. 5. From 2012 to 2016, Wells Fargo failed to disclose to investors that the Community Bank’s sales model had caused widespread unlawful and unethical sales practices misconduct that was at odds with its investor disclosures regarding needs-based selling and that the publicly reported cross-sell metric included significant numbers of unused or unauthorized accounts. Certain Community Bank senior executives who reviewed or approved the disclosures knew, or were reckless in not knowing, that these disclosures were misleading or incomplete. 6. Moreover in a January 12, 2015, response to a SEC Comment Letter that asked how the cross-sell metric was calculated and in its 2014 and 2015 Annual Reports, Wells Fargo characterized the cross-sell metric as a ratio of “products used by customers in retail banking households.” Prior to and after that time, the metric was described as “products per household,” “products per retail bank household,” or “the average number of products sold to existing customers.” Community Bank executives knew that the metric included many products that were not used by customers. Wells Fargo’s inclusion of the word “used” to describe the accounts was therefore misleading. 7. Notwithstanding the substantial effect the unused and unauthorized products had on inflating the cross-sell metric, Wells Fargo continued to tout the cross-sell metric as one of the Company’s competitive advantages in its public statements to investors. By failing to disclose the extent to which the cross-sell metric was inflated by low-quality accounts, Wells Fargo sought not only to induce investors’ continued reliance on the metric but also to avoid confronting the risk of reputational damage that might arise—and eventually did arise—from public disclosure of the severity and extent of sales quality problems. Respondent 8. Wells Fargo was a publicly traded financial services corporation headquartered in San Francisco, California, and organized under the laws of the State of Delaware. Wells Fargo’s common stock was registered under Section 12(b) of the Exchange Act and quoted on the New York Stock Exchange (Ticker: WFC). 9. Wells Fargo owned various subsidiaries through which it operated various lines of businesses, including the wholly owned subsidiary WFB. WFB was a national bank and financial institution under 31 U.S.C. § 5312, and its customers’ deposits were insured by the Federal Deposit Insurance Corporation. 10. Wells Fargo provided retail, commercial, and corporate banking services through three operating segments for management reporting purposes: the Community Bank, Wholesale Banking, and Wealth and Investment Management. Wells Fargo offered, through WFB and its other subsidiaries, a diverse array of financial services and products to both individuals and businesses. 3

11. Wells Fargo’s largest business unit was the Community Bank, which contributed more than half (and in some years more than two-thirds) of the Company’s revenue from 2007 through 2016. The Community Bank was responsible for managing many of the everyday banking products targeted to individuals and small businesses, including checking and savings accounts, certificates of deposit, debit cards, bill pay, and global remittance products. The Community Bank also made referrals to other units in Wells Fargo regarding mortgages, lines of credit, credit cards, investment products (including brokerage products), insurance products, safe deposit boxes and a variety of other banking products. All of the accounts, products, and services referred to in this paragraph are hereinafter referred to collectively as “accounts and financial products.” Product groups within the Community Bank designed and managed some of these accounts and financial products, and others were designed and managed by other parts of the Community Bank. 12. Accounts and financial products throughout Wells Fargo were offered to consumers within a large network of branches, referred to within Wells Fargo as “stores,” as well as other channels. Employees and officers of the Community Bank referred to accounts and financial products as “solutions” to be “sold” to customers. The Community Bank managed the U.S. branches. The branches employed various types of employees, including tellers, who processed basic transactions and made referrals to bankers for account openings or complex transactions, and bankers, who were generally responsible for offering accounts and financial products to customers. Branch managers reported to other managers, and all ultimately reported up to senior regional executives, called Regional Bank Executives (“RBEs”). The RBEs generally reported directly to the head of the Community Bank. Background The Cross-Sell Model 13. Beginning in 1998, Wells Fargo increased its focus on sales volume and reliance on year-over-year sales growth. A core part of this sales model was the “cross-sell strategy.” As described externally, the cross-sell strategy called for Wells Fargo to meet all of its customers’ financial needs by focusing on selling to its existing customers additional financial products that those customers wanted, needed, and would use. Wells Fargo represented to investors that its ability to execute successfully on its cross-selling strategy provided the Company with a competitive advantage, caused an increase in revenue, and allowed it to better serve its customers. 14. Wells Fargo characterized its cross-selling strategy to investors as a key component of its financial success and routinely discussed its efforts to achieve cross-sell growth. Wells Fargo described cross-selling as its “primary strategy” to achieve its “vision . . . to increase the number of our products our customers utilize and to offer them all of the financial products that fulfill their needs.” Wells Fargo stated that cross-selling was the “cornerstone of [its] business model and key to [its] ability to grow revenue and earnings.” It was “the foundation of our business model.” 15. Wells Fargo publicly stated on numerous occasions that its sales strategy was “needs-based.” In other words, Wells Fargo claimed that its strategy was to sell customers the accounts that they needed. In its 2012 Vision and Values statement Wells Fargo stated: “We do not 4 view any product in isolation, but as part of a full and long-lasting relationship with a customer and with that customer’s total financial needs. We start with what the customer needs—not with what we want to sell them.” Its subsequent Vision and Values statement, published in 2015, contained similar language. In its 2015 Annual Report, Wells Fargo stated that “[o]ur approach to cross-sell is needs-based as some customers will benefit from more products, and some may need fewer.” The Company’s 2012 through 2016 Annual Reports explicitly referred to these Vision & Values statements. 16. At Wells Fargo’s May 2010 Investor Day conference, a Wells Fargo senior executive stated that “Our cross-sell focus starts with customer needs.” Similarly, during a March 2016 meeting with an analyst, the executive stated that Wells Fargo “only cross sell[s] products which customers value and will use.” At Wells Fargo’s 2016 Investor Day conference, the executive stated: “[A]s we think about products per household or cross-sell, the first thing we anchor ourselves on is our vision of satisfying our customers’ needs.” The Cross-Sell Metric 17. From at least 2000 until the third quarter of 2016, Wells Fargo published a Community Bank “cross-sell metric” in its Annual Reports and SEC Forms 10-Q, 10-K, and 8-K that purported to be the ratio of the number of accounts and products per retail bank household. During investor presentations and analyst conferences, Well Fargo referred to the Community Bank’s cross-sell metric, which continued to increase over time until it flattened in Q2 2014 and then decreased in Q3 2014, as proof of its success at executing on this core business strategy. Wells Fargo touted to investors the consistent growth of the cross-sell metric over time as demonstrative of its success at executing on its cross-selling strategy. 18. Because of the centrality of the cross-sell metric to Wells Fargo’s investor narrative, Company executives were focused on maintaining cross-sell growth from at least 2007 through 2016. The compensation of certain Company executives was impacted by cross-sell growth. Implementation of Cross-Sell at the Community Bank 19. In contrast to the Company’s public statements and disclosures about needs-based selling, the Community Bank implemented a volume-based sales model in which employees were directed, pressured, and/or caused to sell large volumes of products to existing customers, often with little regard to actual customer need or expected use. From at least as early as 2002 to approximately 2013, Community Bank leadership directly and/or indirectly encouraged, caused, and approved sales plans that called for aggressive annual growth in a number of basic banking products, such as checking and savings accounts, debit cards, credit cards, and bill pay accounts. 20. By approximately 2010, in light of existing product penetration, shifting demand, macroeconomic conditions, and regulatory developments that made certain products—such as checking accounts—less profitable, the sales plans were regarded in various parts of the Community Bank as far too high to be met by selling products that customers actually wanted, needed, or would use. Nevertheless, the number of products sold continued to be a significant 5 criterion by which the performance of employees, ranging from tellers and bankers to RBEs, was evaluated. Throughout the Community Bank, managers responded to the increasing difficulty of growing sales by exerting extreme pressure on subordinates to achieve sales goals, including explicitly directing and/or implicitly encouraging employees to engage in various forms of unlawful and unethical conduct to meet increasing sales goals. Many employees believed that a failure to meet their sales goal would result in poor job evaluations, disciplinary action, and/or termination. Though there had been evidence of employees struggling to ethically meet sales goals as early as 2002, the problem became significantly more acute beginning in 2010 as the sales plans diverged further from market opportunity and managers responded by increasing pressure on employees to sell products that customers did not want or need and would not use. Unlawful and Unethical Misconduct by the Community Bank to Generate Sales 21. The Community Bank’s onerous sales goals and accompanying management pressure led thousands of its employees to engage in: (1) unlawful conduct to attain sales through fraud, identity theft, and the falsification of bank records, and (2) unethical practices to sell products of no or low value to the customer, while believing that the customer did not actually need the account and was not going to use the account. 22. Collectively, many of these practices were referred to within Wells Fargo as “gaming.” “Gaming” was a term generally known at the Company and referred to employees’ manipulation and/or misrepresentation of sales to meet sales goals, receive incentive compensation and/or avoid negative consequences, such as reprimands or termination. Gaming strategies varied widely, and included using existing customers’ identities—without the customers’ consent—to open checking and savings, debit card, credit card, bill pay, and global remittance accounts. Many widespread forms of gaming constituted violations of federal criminal law. The following are examples of gaming practices engaged in by Wells Fargo employees during the period from 2002 to 2016: a. Employees created false records and forged customers’ signatures on account opening documents to open accounts that were not authorized by customers. b. After opening debit cards using customers’ personal information without consent, employees falsely created a personal identification number (“PIN”) to activate the unauthorized debit card. Employees often did so because the Community Bank rewarded them for opening online banking profiles, which required a debit card PIN to be activated. c. In a practice known as “simulated funding,” employees created false records by opening unauthorized checking and savings accounts to hit sales goals. They then transferred funds to the unauthorized account to meet the funding criteria required to receive credit for “selling” the new account. To achieve this “simulated funding,” employees often moved funds from existing accounts of the customers without their consent. Millions of accounts reflected transfers of funds between two accounts that were equal in amount to the product-specific minimum amount for opening the later account and that thereafter had no further activity on the later account; many of 6 these accounts were subject to simulated funding. In many other instances, employees used their own funds or other methods to simulate actual funding of accounts that they had opened without customer consent. d. Employees opened unauthorized consumer and business credit card accounts without customer authorization by submitting applications for credit cards in customers’ names using customers’ personal information. e. Employees opened bill pay products without customer authorization; employees also encouraged customers to make test or “token” payments from their bill pay accounts to obtain employee sales credit (which was only awarded for bill pay accounts that had made a payment). f. Employees at times altered the customer phone numbers, email addresses, or physical addresses on account opening documents. In some instances, employees did so to prevent the customers from finding out about unauthorized accounts, including to prevent customers from being contacted by the Company in customer satisfaction surveys. Millions of non-Wells Fargo-employee customer accounts reflected a Wells Fargo email address as the customer’s email address, contained a generic and incorrect customer phone number, or were linked to a Wells Fargo branch or Wells Fargo employee’s home address. 23. Employees also intentionally persuaded customers to open accounts and financial products that the customers authorized but which the employees knew the customers did not actually want, need, or intend to use. There were many ways in which employees convinced customers to open these unnecessary accounts, including by opening accounts for friends and family members who did not want them and by encouraging customers to open unnecessary, duplicate checking or savings accounts or credit or debit cards. Millions of secondary accounts and products were opened from 2002 to 2016, and many of these were never used by customers. 24. Gaming conduct and the practice of pushing unnecessary accounts on customers began in at least 2002 and became widespread over time, lasting through 2016, when the Community Bank eliminated product sales goals for its employees. Community Bank Senior Leadership Knew the Unlawful and Unethical Misconduct was Widespread and that Sales Goals and Pressure Were the Root Cause 25. Beginning as early as 2002, when a group of employees was fired from a branch in Fort Collins, Colorado, for sales gaming, Community Bank senior leadership became aware that employees were engaged in unlawful and unethical sales practices, that gaming conduct was increasing over time, and that these practices were the result of onerous sales goals and management pressure to meet those sales goals. 26. That information was reported to Community Bank senior leadership by multiple channels. Those channels included Wells Fargo’s internal investigations unit, the Community Bank’s own internal sales quality oversight unit, and managers leading the Community Bank’s 7 geographic regions, as well as regular complaints by lower-level employees and Wells Fargo customers reporting serious sales practices violations. For example, in a 2004 email, an internal investigations manager described his efforts to convey his concerns about increasing sales practices problems to Community Bank senior leadership: “I just want [Community Bank senior leadership] to be constantly aware of this growing plague.” In 2005, a corporate investigations manager described the problem as “spiraling out of control.” This reporting continued through 2016, and generally emphasized increases in various forms of sales practices misconduct. 27. By 2012, certain of the RBEs and their direct reports, Regional Presidents, were regularly raising objections to Community Bank senior leadership about the sales plans. These objections included objections regarding the levels at which the plans were set, the types and categories of products for which they incented sales, the accompanying pressure, the resulting no- or low-value accounts, and unlawful and unethical sales practices at the Community Bank. As of 2012, complaints about the sales goals were regularly escalated to Community Bank senior leadership. These complaints specifically articulated that the sales goals were too high and incented Community Bank employees to sell a significant number of low-quality or valueless duplicate products, sometimes through misconduct. Similar complaints continued to be made until 2016. 28. Certain of the RBEs and those who reported directly to them pushed Community Bank senior leadership to shift to a model based on true needs-based selling, instead of volume- based selling with less regard for customer need or account quality. In some cases, Community Bank senior staff also questioned the sales model’s focus on low-quality secondary accounts. For example, in November 2013, a member of the senior staff wrote, “I really question the value of adding growth to secondary checking in regions that have very high rates to begin with. Based on what we know about the quality of those accounts it seems like we would want to keep their secondary DDA flat or down . . . .” A year earlier, another senior staff member suggested eliminating any incentive payments tied to accounts that never funded, debit cards that were never used, and more than one demand deposit account per customer per day. Nevertheless, the Community Bank and its senior leadership was unwilling to fundamentally alter the sales model. 29. Certain Community Bank senior executives believed that some of the unwillingness to change the sales model was tied to Community Bank senior leadership’s focus on the cross-sell metric. For example, in an October 2012 email chain with the head of the deposit products group— the group responsible for the most significant products supervised by the Community Bank, including checking accounts, savings accounts, and debit cards—the Community Bank’s group risk officer wondered why Community Bank senior leadership was “putting together a plan that we know isn’t attainable.” The head of the deposit products group responded that Community Bank senior leadership was “backed up against the wall due to the cross-sell metric.” Community Bank Senior Leadership Exacerbated the Sales Practices Problem and Concealed Material Facts 30. Even though Community Bank employees often did not meet the sales goals—or met them by selling products and accounts customers neither wanted nor needed—Community Bank senior leadership increased the sales plans nearly every year through 2013. Pressure to meet those ever-increasing plans also increased during this time period. Even after 2012, when Wells 8

Fargo began regularly retroactively lowering goals during the sales year in recognition that the goals were unachievable, employees still largely missed the lowered goals, an indication that they continued to be too high. 31. Despite knowledge of the widespread sales practices problems, including the pervasive illegal and unethical conduct tied to the sales goals, Community Bank senior leadership failed to take sufficient action to prevent and reduce the incidence of unlawful and unethical sales practices. 32. Community Bank senior leadership also contributed to the problem by promoting and holding out as models of success managers who tolerated and encouraged sales integrity violations. 33. Certain Community Bank leaders also impeded scrutiny of sales practices by Wells Fargo’s primary regulator, the Office of the Comptroller of Currency (“OCC”). During OCC examinations in February and May 2015, the OCC was given information that minimized the amount of sales pressure within the Community Bank and the size and scope of Wells Fargo’s sales practices problem. 34. On numerous occasions, Community Bank senior leadership also made statements and gave assurances to the Company’s management and Board of Directors that minimized the scope of the sales practices problem and led key gatekeepers to believe the root cause of the issue was individual misconduct rather than the sales model itself. Until approximately 2015, Community Bank senior leadership viewed negative sales quality and integrity as a necessary byproduct of the increased sales and as merely the cost of doing business. They nonetheless failed to advise key gatekeepers of the significant risks that the non-needs-based selling posed to the Company. 35. Notwithstanding the substantial effect the unused and unauthorized products had on inflating the cross-sell metric, Wells Fargo continued to tout the cross-sell metric as one of the Company’s competitive advantages in its public statements to investors. By failing to disclose the extent to which the cross-sell metric was inflated by low-quality accounts, Wells Fargo sought not only to induce investors’ continued reliance on the metric but also to avoid confronting the risk of reputational damage that might arise—and eventually did arise—from public disclosure of the severity and extent of sales quality problems. Scope of the Unlawful and Unethical Misconduct 36. Between 2011 and 2016, tens of thousands of employees were the subject of allegations of unethical sales practices. During this period, the Company referred more than 23,000 employees for sales practices investigation and terminated over 5,300 employees for customer- facing sales ethics violations, including, in many cases, for falsifying bank records. Thousands of additional employees received disciplinary action short of termination or resigned prior to the conclusion of the Company’s investigations into their sales practices. 9

37. Almost all of the terminations and resignations were of Community Bank employees at the branch level, rather than managers outside of the branches or senior leadership within the Community Bank. 38. From 2002 to 2016, Wells Fargo opened millions of accounts or financial products that were unauthorized or fraudulent. During that same time period, Wells Fargo employees also opened significant numbers of additional unneeded, unwanted, or otherwise low-value products that were not consistent with Wells Fargo’s purported needs-based selling model. Wells Fargo collected millions of dollars in fees and interest to which the Company was not entitled, harmed the credit ratings of certain customers, and unlawfully misused customers’ sensitive personal information (including customers’ means of identification). In general, the unauthorized, fraudulent, unneeded, and unwanted accounts were created as a result of the Community Bank’s systemic sales pressure and excessive sales goals. Impact of Sales Practices Misconduct on Cross-Sell Disclosures 39. Accounts and financial products opened without customer consent or pursuant to gaming practices were included by the Company in the Community Bank cross-sell metric until such accounts were eventually closed for lack of use. When Community Bank senior leadership set employee sales goals at a level to achieve year-over-year sales growth, it rarely took into consideration that the base level of sales included accounts or financial products resulting from unlawful misconduct or gaming. This had the effect of imposing additional pressure on employees to continue gaming practices. 40. Like the accounts and financial products lacking customer consent, accounts and financial products that were never or seldom used by customers were also included by the Company in the Community Bank cross-sell metric until such accounts were eventually closed for lack of use, at which time those accounts were removed from the cross-sell metric. In some cases (like checking or savings accounts), the unused accounts were closed relatively quickly (usually within 90 days if unfunded), but in other cases (like debit cards, the largest product category included in the cross-sell metric, or bill pay, another large contributor to cross-sell), the unused accounts remained open without activity for up to four years. 41. From 2012 to 2016, Wells Fargo failed to disclose to investors that the Community Bank’s sales model had caused widespread unlawful and unethical sales practices misconduct that was at odds with its investor disclosures regarding needs-based selling and that the publicly reported cross-sell metric included significant numbers of unused or unauthorized accounts. Certain Community Bank senior executives who reviewed or approved the disclosures knew, or were reckless in not knowing, that these disclosures were misleading or incomplete. 42. At the end of 2012, the Community Bank decided to add existing global remittance accounts to the calculation of the cross-sell metric over the course of 2013. It did so by excluding inactive global remittance accounts, in a manner inconsistent with prior practice. It was never disclosed to investors that the product was added to the metric. By the end of 2013, the cross-sell metric had grown by .11 since the prior year. However, .04 of that growth resulted from the addition of global remittance, and the remaining growth was attributable to an increase in accounts 10 and financial products that had been inactive for at least 365 days. Nonetheless, Wells Fargo’s FY 2013 Form 10-K, filed February 2014, touted that the Community Bank had achieved record cross- sell over the prior year. 43. Nonetheless, despite the addition of a new product, by late 2013 and early 2014, quarter-over-quarter growth in the cross-sell metric had flattened, significantly because of a slowdown in sales growth as a result of, among other things, the Community Bank’s belated efforts to impose increased controls to curb misconduct resulting from aggressive sales goals. At a May 2014 Investor Day conference, a Wells Fargo senior executive responded to a question about what was causing the cross-sell growth to slow with a misleading answer. Instead of truthfully answering what she knew at the time—that a significant portion of the decline in cross-sell growth was a result of declining sales growth, in part caused by the efforts to address historical sales misconduct—she misleadingly described the cross-sell trend as not “bad news” and offered three innocuous or positive trends that could impact cross-sell growth over time, two of which she had no evidence were meaningfully affecting cross-sell growth in 2014. Providing a complete answer to investors would have required Wells Fargo to acknowledge the sales practices misconduct that Wells Fargo had failed to disclose in the past as well as Wells Fargo’s growing struggles to grow its retail bank sales as it had historically. 44. A Wells Fargo senior executive was again asked about the decline in cross-sell at the May 2016 Investor Day. An analyst noted that the decline was “a bit of a change for [the Community Bank]” and asked whether it was “an inevitable saturation” or a reflection of “a need for new products.” The senior executive acknowledged that there had been “headwinds,” but attributed the decline to strong checking account growth (which is generally a first product and therefore would have potentially diluted the ratio by bringing on new customers who start out with fewer products) and “the interest rate environment” causing “some products [to not be] particularly appealing to our customers right now.” However, by failing to acknowledge that declining product sales, improving sales quality, and the roll-off of low quality accounts was a significant cause of cross-sell decline, Wells Fargo’s response was again incomplete and misleading. 45. Moreover, in a January 12, 2015, response to an SEC Comment Letter that asked how the cross-sell metric was calculated and in its 2014 and 2015 Annual Reports, Wells Fargo characterized the cross-sell metric as a ratio of “products used by customers in retail banking households.” Prior to and after that time, the metric was described as “products per household,” “products per retail bank household,” or “the average number of products sold to existing customers.” 46. Community Bank executives knew that the metric included many products that were not used by customers. Wells Fargo’s inclusion of the word “used” to describe the accounts was therefore misleading. 47. Several months after changing its disclosure that described how the cross-sell metric was calculated to characterize the metric as “products used,” Community Bank senior leadership began to develop an alternative metric to capture products that had been used. The Community Bank referred to this metric internally as “active cross-sell.” In developing the active 11 cross-sell metric, Community Bank senior leadership recognized that as many as ten percent of accounts included in the cross-sell metric had not been used within the previous 12 months. The Community Bank considered releasing this alternative metric to investors, but never did so, in part because of concerns raised by Community Bank senior leadership and others that its release would cause investors to ask questions about Wells Fargo’s historical sales practices. 48. Following the Company’s announcement of the September 2016 settlements with the OCC, the Consumer Financial Protection Bureau, and the City of Los Angeles that confirmed publicly for the first time the scale of the sales practices misconduct within the Community Bank, as well as the widespread media and political criticism of the Company that resulted, Wells Fargo’s stock experienced three significant stock drops that translated into an approximately $7.8 billion decrease in market capitalization. 49. As a result of the conduct described above, Wells Fargo violated Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, which prohibit fraudulent conduct in connection with the purchase or sale of securities. Deferred Prosecution Agreement 50. Respondent has entered into a deferred prosecution agreement that acknowledges responsibility for criminal conduct relating to the findings in the Order. Specifically, Respondent acknowledged responsibility for violations of 18 U.S.C. §§ 1005 and 1028A in entering into such agreement with the United States Attorney’s Office. In connection with that deferred prosecution agreement, Respondent admitted the facts set out in Exhibit A to that agreement. Wells Fargo’s Remedial Efforts 51. In determining to accept Wells Fargo’s Offer, the Commission considered that Wells Fargo since 2016, has undertaken remedial measures to address the sales practices misconduct, including: terminating certain employees for their roles relating to the misconduct; replacing the majority of the Operating Committee – Wells Fargo’s senior-most management committee; reconstituting its Board of Directors such that a majority of the independent directors are new; and reorganizing itself to centralize control functions. IV. In view of the foregoing, the Commission deems it appropriate to impose the sanctions agreed to in Respondent Wells Fargo’s Offer. Accordingly, it is hereby ORDERED that: A. Pursuant to Section 21C of the Exchange Act, Respondent Wells Fargo shall cease and desist from committing or causing any violations and any future violations of Section 10(b) of the Exchange Act and Rule 10b-5 thereunder. 12

B. Respondent shall, within 14 days of the entry of this Order, pay a civil money penalty in the amount of $500,000,000.00 (Five Hundred Million Dollars) to the Securities and Exchange Commission. If timely payment is not made, additional interest shall accrue pursuant to 31 U.S.C. §3717. Payment must be made in one of the following ways: (1) Respondent may transmit payment electronically to the Commission, which will provide detailed ACH transfer/Fedwire instructions upon request; (2) Respondent may make direct payment from a bank account via Pay.gov through the SEC website at http://www.sec.gov/about/offices/ofm.htm; or (3) Respondent may pay by certified check, bank cashier’s check, or United States postal money order, made payable to the Securities and Exchange Commission and hand-delivered or mailed to: Enterprise Services Center Accounts Receivable Branch HQ Bldg., Room 181, AMZ-341 6500 South MacArthur Boulevard Oklahoma City, OK 73169 Payments by check or money order must be accompanied by a cover letter identifying Wells Fargo & Company as a Respondent in these proceedings, and the file number of these proceedings; a copy of the cover letter and check or money order must be sent to Monique Winkler, Associate Regional Director, Division of Enforcement, Securities and Exchange Commission, 44 Montgomery Street, Suite 2800, San Francisco, CA 94104. C. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a Fair Fund is created for the penalties referenced in paragraphs IV.B above. Amounts ordered to be paid as civil money penalties pursuant to this Order shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Respondent agrees that in any Related Investor Action, it shall not argue that it is entitled to, nor shall it benefit by, offset or reduction of any award of compensatory damages by the amount of any part of Respondent’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Respondent agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the Securities and Exchange Commission. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this proceeding. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Respondent by or on behalf of one or more investors based on substantially the same facts as alleged in the Order instituted by the Commission in this proceeding. 13

D. Wells Fargo shall pay all administrative costs and expenses of any distribution from the Fair Fund, including, but not limited to, the fees and expenses of a fund administrator and tax administrator, within thirty (30) days after receipt of an invoice for such services and amounts. By the Commission. Vanessa A. Countryman Secretary 14